10f-3 REPORT

Smith Barney Convertible Fund

February 1, 2005 to July 31, 2005


Issuer: Huntsman Corp. Pfd., 5.00% due 02/16/08
Trade Date: 2/10/2005
Selling Dealer: CS First Boston
Amount:  80,000
Price: 50.00
% Received by Fund: 1.391%
% of Issue (1): 1.391%

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Credit Suisse First Boston Corp.
Deutsche Bank Securities Inc.
Merrill Lynch & Co.

Co-Manager (s):
N/A

Selling Group:
N/A


Issuer: Chesapeake Energy Corp. 5.00%, Series 144A Pfd
Trade Date: 4/13/2005
Selling Dealer: CS First Boston
Amount:  12,000
Price: 100.00
% Received by Fund: 0.300%
% of Issue (1): 0.300%

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Banc of America Securities LLC
Bear Stearns & Co. Inc.
Credit Suisse First Boston Corp.
Lehman Brothers
Morgan Stanley

Co-Manager (s):
Citigroup
Deutsche Bank Securities Inc.
Edward D. Jones & Co.
RBC Capital Markets
UBS Financial Services Inc.
Harris Williams & Co.
JR Williston & Beane
Pritchard Capital Partners
Simmons & Co.
Sterne Agee & Leach Inc.

Selling Group:
N/A


Issuer: CV Therapeutics Inc.
Trade Date: 6/28/2005
Selling Dealer: Lehman Brothers
Amount:  500,000
Price: 100.00
% Received by Fund: 0.385%
% of Issue (1): 0.385%

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Lehman Brothers
Merrill Lynch

Co-Manager (s):
Citigroup
Deutsche Bank Securities Inc.

Selling Group:
N/A


Issuer: L-3 Communications Holdings Inc. (mat.= 8/2035)
Trade Date: 7/27/2005
Selling Dealer: Lehman Brothers
Amount:  3,600,000
Price: 100.00
% Received by Fund: 0.514%
% of Issue (1): 1.071% A

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 3,900,000.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Bear Stearns & Co. Inc.
Credit Suisse First Boston Corp.
Lehman Brothers
Banc of America Securities LLC

Co-Manager (s):
Citigroup
Jefferies & Co.
SG Cowan Securities Corp.
SunTrust Robinson Humphrey
Wachovia Securities Inc.

Selling Group:
N/A